                                                                    EXHIBIT 99.2




                                   AMENDED AND


                                    RESTATED


                              DECLARATION OF TRUST


                                       OF


                                BANK UNITED CORP.


                              PAYMENT RIGHTS TRUST


                                FEBRUARY 8, 2001

                                TABLE OF CONTENTS


                                                                                     PAGE NO.
                                          ARTICLE I.
                                INTERPRETATION AND DEFINITIONS

Section 1.01   Definitions.................................................................2

                                          ARTICLE II.
                                         ORGANIZATION

Section 2.01   Name........................................................................7
Section 2.02   Office......................................................................7
Section 2.03   Purposes and Powers of the Payment Trust....................................8
Section 2.04   Title to Property of the Payment Trust......................................8
Section 2.05   Mergers.....................................................................9
Section 2.06   Nature of Obligations......................................................10

                                         ARTICLE III.
                                           TRUSTEES

Section 3.01   Authority..................................................................10
Section 3.02   Number of Trustees.........................................................10
Section 3.03   Delaware Trustee...........................................................11
Section 3.04   Institutional Trustee; Eligibility.........................................11
Section 3.05   Appointment, Removal and Resignation of the Institutional and
                   Delaware Trustees......................................................12
Section 3.06   Vacancies Among Relevant Trustees; Effect of Vacancies.....................14
Section 3.07   The Litigation Trustees....................................................14
Section 3.08   Limitation on Liability of Litigation Trustees.............................14
Section 3.09   Resignation of a Litigation Trustee........................................14
Section 3.10   Appointment of Successor Litigation Trustees...............................15
Section 3.11   Meetings of the Trustees...................................................15
Section 3.12   Powers and Duties of Sponsor, Litigation Trustees and Institutional
                   Trustee................................................................16
Section 3.13   Certain Duties and Responsibilities of the Trustees........................20
Section 3.14   Certain Rights of the Institutional Trustee................................21
Section 3.15   [Intentionally Left Blank].................................................23
Section 3.16   Execution of Documents.....................................................24
Section 3.17   Not Responsible for Recitals...............................................24
Section 3.18   [Intentionally Left Blank].................................................24
Section 3.19   Default; Notice............................................................24
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                                       i
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
                                          ARTICLE IV.
                                 PAYMENTS TO LITIGATION TRUST

Section 4.01   Payment To Litigation Trust................................................24
Section 4.02   Timing of Payments.........................................................24
Section 4.03   Default; Waiver............................................................24

                                          ARTICLE V.
                                           EXPENSES

Section 5.01   Expenses...................................................................25
Section 5.02   Return of Funds............................................................25

                                          ARTICLE VI.
                                  [INTENTIONALLY LEFT BLANK]


                                         ARTICLE VII.
                              ISSUANCE OF THE BENEFICIAL INTEREST

Section 7.01   The Beneficial Interest....................................................25

                                         ARTICLE VIII.
                         DISSOLUTION AND TERMINATION OF PAYMENT TRUST

Section 8.01   Dissolution and Termination of Payment Trust...............................25

                                          ARTICLE IX.
                                     TRANSFER OF INTERESTS

Section 9.01   General....................................................................26

                                          ARTICLE X.
                                          THE HOLDER

Section 10.01  Limitations on Rights of Holder............................................26
Section 10.02  [Intentionally Left Blank].................................................27

                                          ARTICLE XI.
             LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 11.01  Liability..................................................................27
Section 11.02  Exculpation................................................................27
Section 11.03  Fiduciary Duty.............................................................28
Section 11.04  Indemnification............................................................29
Section 11.05  Outside Businesses.........................................................30
Section 11.06  Compensation; Fee..........................................................30
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                                       ii

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
                                         ARTICLE XII.
                                          ACCOUNTING

Section 12.01  Fiscal Year................................................................31
Section 12.02  Certain Accounting Matters.................................................31
Section 12.03  Banking....................................................................31
Section 12.04  Withholding................................................................31

                                         ARTICLE XIII.
                                    AMENDMENTS AND MEETINGS

Section 13.01  Amendments.................................................................32
Section 13.02  Meetings of the Holder; Action by Written Consent..........................33

                                         ARTICLE XIV.
                 REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

Section 14.01  Representations and Warranties of The Institutional Trustee................34
Section 14.02  Representations and Warranties of the Delaware Trustee.....................35

                                          ARTICLE XV.
                                         MISCELLANEOUS

Section 15.01  Notices....................................................................35
Section 15.02  Governing Law..............................................................37
Section 15.03  Intention of Parties.......................................................38
Section 15.04  Headings...................................................................38
Section 15.05  Successors and Assigns.....................................................38
Section 15.06  Partial Enforceability.....................................................38
Section 15.07  Specific Performance.......................................................38
Section 15.08  Counterparts...............................................................38
Section 15.09  Consent To Jurisdiction and Service of Process.............................38
Section 15.10  Default Rules..............................................................38
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                                      iii

                                                                    EXHIBIT 99.2


                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                                BANK UNITED CORP.
                              PAYMENT RIGHTS TRUST
                                FEBRUARY 8, 2001

         This Amended and Restated Declaration of Trust (the "Declaration" or, this "Agreement"), is dated as of February 8, 2001, and effective as of the Effective Time, by the Trustees (as defined herein) and Bank United Corp. (along with its successors, the "Sponsor");

         WHEREAS, the Delaware Trustee (as defined herein) and the Sponsor, by a Declaration of Trust dated and effective as of January 8, 2001 and by a Certificate of Trust filed with the Secretary of State of the State of Delaware on the same date, established a statutory business trust under the Business Trust Act (as defined herein) for the sole purposes of holding the Commitment Amount (as defined herein) and distributing the Proceeds Amount (as defined herein) to the Litigation Trust or its successor;

         WHEREAS, the Litigation Trust has been established as a statutory business trust under the Business Trust Act for the sole purpose of holding the Proceeds Amount, distributing the Payment Amount (as defined herein) and of filing a registration statement under the Securities Act (as defined herein) with the Securities and Exchange Commission relating to the issuance of CPR Certificates (as defined herein);

         WHEREAS, pursuant to this Declaration, the sole beneficial interests in the Payment Trust is being issued to the Sponsor;

         WHEREAS, the Sponsor and Washington Mutual, Inc. ("Washington Mutual") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 18, 2000, as amended, and the Sponsor and CPR Merger Corporation, a wholly owned subsidiary of the Sponsor ("Merger Sub"), have entered into an Agreement and Plan of Merger (the "Plan of Reorganization"), which together contemplate that (i) immediately prior to the effective time of the merger (the "Merger") of the Sponsor with and into Washington Mutual, (ii) Merger Sub will merge (the "Reorganization") with and into the Sponsor, as a result of which each share of Class A Common Stock, par value $0.01 per share, of the Sponsor ("Sponsor Common Stock"), issued and outstanding immediately prior to the effective time of the Reorganization (the "Effective Time") will be automatically converted into one new share of Sponsor Common Stock and the right to receive one CPR Certificate, with appropriate and proportionate adjustments to be made to other equity-based securities of the Sponsor, (iii) immediately prior to the Effective Time, the Litigation Trust will issue CPR Certificates to the Sponsor, which CPR Certificates will represent assignable and transferable undivided beneficial interests in the assets of the Litigation Trust, in part to be issued in the Reorganization, in part to be held for future issuance as more fully provided in the Plan of Reorganization and herein, and in part to be issued to the Litigation Trustees (as defined herein) as compensation pursuant to the terms of the Litigation Trustee Agreements (as defined herein) and (iv) at the Effective Time, and effective at the Effective Time, the Sponsor will enter into a Commitment Agreement (the "Commitment"), in the form attached hereto as Exhibit A, pursuant to which the Sponsor will be obligated to pay to the

Payment Trust from time to time an aggregate amount equal to the Commitment Amount, and the Payment Trust will distribute to the Litigation Trust the Proceeds Amounts.

         WHEREAS, the Litigation Trust will hold the Commitment and the Litigation Trustees will, upon the effectiveness of the Commitment, instruct the Sponsor and Bank United, a wholly-owned subsidiary of the Sponsor (along with its successors, "Bank United") pursuant to the terms of the Litigation Trust Declaration (as defined herein) as to the administration of the litigation claims of the Sponsor and Bank United, and any of their successors, in the litigation filed on July 25, 1995, by the Sponsor, Bank United and Hyperion Partners L.P. against the United States in the U.S. Court of Federal Claims for alleged failures of the United States to adhere to its agreement to waive or forbear from enforcing certain provisions concerning regulatory capital requirements, liquidity requirements, accounting requirements and other matters, and any substitute or ancillary action, litigation or arbitration with respect to the claims made in such action (the "Litigation");

         WHEREAS, nothing in this Declaration shall be deemed to be or to effect an assignment (within the meaning of 31 U.S.C. Section 3727) of the Litigation; and

         NOW, THEREFORE, it being the intention of the parties hereto to continue the existence of the Payment Trust as a statutory business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such statutory business trust, the Trustees declare that all assets contributed to the Payment Trust will be held in trust as set forth in this Declaration and the Commitment.

                                   ARTICLE I.
                         INTERPRETATION AND DEFINITIONS

         Section 1.01 Definitions.

         Unless the context otherwise requires:

                  (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration, in its entirety, as modified, supplemented or amended from time to time, and not to any particular Article, Section or subsection;

                  (d) all references to "herein" or "hereunder" refer to this Declaration in its entirety, as modified, supplemented or amended from time to time, and not to any particular Article, Section or subsection;

                  (e) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

                  (f) a reference to the singular includes the plural and vice versa; and

                  (g) a reference to the masculine includes the feminine and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor Rule thereunder.

         "Agreement" has the meaning set forth in the recitals hereof.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Bank United" has the meaning set forth in the recitals hereof.

         "Bank United Group" means the Sponsor, Bank United and any of their respective successors, their subsidiaries and Affiliates and the subsidiaries and Affiliates of their respective successors, including without limitation Washington Mutual, Inc. and its Affiliates and subsidiaries after the Merger, provided that Hyperion shall not be deemed to be a member of the Bank United Group.

         "Bank United Litigation Committee" has the meaning set forth in Section 3.11(b).

         "Beneficial Interest" has the meaning set forth in Section 7.01(a).

         "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in Seattle (in the State of Washington), Houston (in the State of Texas), or Wilmington (in the State of Delaware) are permitted or required by any applicable law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code sec. 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.

         "Commitment" has the meaning set forth in the recitals hereof.

         "Commitment Amount" has the meaning set forth in the Commitment.

         "Commitment Amount Account" has the meaning set forth in Section 3.12(c)(ii)(C).

         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square, Suite 102, 920 King Street, New Castle County, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; facsimile number (302) 888-7544.

         "CPR Certificates" means the Contingent Payment right certificates, including the Contingent Payment right certificates issued immediately prior to the Effective Time and any other Contingent Payment right certificates issued by the Litigation Trust.

         "Damages" has the meaning set forth in Section 11.04(a).

         "Declaration" has the meaning set forth in the preamble hereto.

         "Default Rule" means a rule stated in the Business Trust Act (i) which structures, defines, or regulates the finances, governance, operations or other aspects of a Delaware business trust organized under the Business Trust Act, and
(ii) which applies except to the extent it is negated or modified through the provisions of a governing instrument.

         "Delaware Trustee" has the meaning set forth in Section 3.03(a).

         "Effective Date" has the meaning set forth in the recitals hereof.

         "Effective Time" has the meaning set forth in the recitals hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Expenses Account" has the meaning set forth in Section 3.12(c)(ii)(B).

         "Fiscal Year" has the meaning set forth in Section 12.01.

         "Holder" means Bank United Corp. as the sole holder of the Beneficial Interest of the Payment Trust issued pursuant to this Declaration, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Hyperion" means Hyperion Partners L.P., a Delaware limited partnership.

         "Indemnified Person" means (a) the Institutional Trustee, the Delaware Trustee, any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, stockholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee; (b) any Litigation Trustee; (c) any Affiliate of any Litigation Trustee; (d) any partners, employees, representatives, agents, counsel and other advisors of any Litigation Trustee; (e) any member of the Bank United Litigation Committee; (f) any officer, employee, representative, agent, counsel or other advisors of the Payment Trust or its Affiliates.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 3.04 and duly appointed pursuant to this Declaration.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Litigation" has the meaning set forth in the recitals hereof.

         "Litigation Proceeds" has the meaning set forth in the Commitment.

         "Litigation Trust" has the meaning set forth in the first paragraph of this Declaration.

         "Litigation Trust Declaration" means the Amended and Restated Declaration of Trust entered into on even date herewith by the Trustees (as defined therein), the Sponsor, and by the holders, from time to time, of CPR Certificates.

         "Litigation Trustees" has the meaning set forth in Section 3.07.

         "Litigation Trustee Agreements" means the Litigation Trustee Agreements, dated as of August 18, 2000, entered into by each of the initial Litigation Trustees and the Sponsor.

         "Litigation Trust Holder" means a Person in whose name a CPR Certificate is registered on the register maintained by the Registrar pursuant to the Litigation Trust Declaration, such Person being a beneficial owner of the Litigation Trust within the meaning of the Business Trust Act.

         "Litigation Trust Property" means (a) the Commitment and all proceeds and rights in respect of the Commitment and (b) any other assets that may be held from time to time by the Litigation Trust.

         "Merger" has the meaning set forth in the recitals hereof.

         "Merger Agreement" has the meaning set forth in the recitals hereof.

         "Non-Cash Proceeds" has the meaning set forth in the Commitment.

         "Officers' Certificates" means, (i) with respect to any Person other than Litigation Trustees, a certificate signed by two Authorized Officers of such Person, and (ii) with respect to the Litigation Trustees, a certificate signed by a majority of the Litigation Trustees then in office. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in the Declaration shall include:

                  (i) a brief statement of the nature and scope of the examination or investigation undertaken by each Authorized Officer or Litigation Trustee in rendering the Certificate; and

                  (ii) a statement as to whether, in the opinion of each such Authorized Officer or Litigation Trustee, such condition or covenant has been complied with.

         "Payment Amount" shall mean, with respect to each distribution of the Proceeds Amount received by the Litigation Trust pursuant to the Commitment, such payment of the Proceeds

Amount received by the Litigation Trust (including the amount of cash resulting from the monetization by the Sponsor of any Non-Cash Proceeds) less the amount of any accrued but unpaid expenses payable by the Litigation Trust, plus interest or income, if any, received by the Litigation Trust on such payment of the Proceeds Amount, less amounts retained by the Litigation Trust as the Retained Amount.

         "Payment Amount Account" has the meaning set forth in the Payment
Trust.

         "Payment Trust" has the meaning set forth in the recitals hereof.

         "Payment Trust Declaration" means this Amended and Restated Declaration of Trust, dated February 8, 2001 relating to the Payment Trust.

         "Payment Trust Purpose" shall have the meaning set forth in Section
2.03.

         "Payment Trust Trustees" means the trustees of the Payment Trust.

         "Permitted Investment" means the Merrill Lynch Government Fund money market fund (including any successor) or, if at the time of the receipt of the applicable payment of the Commitment Amount by the Litigation Trust (i) such fund is not in existence, (ii) such fund is no longer limited to investing in short-term obligations of or guaranteed by the United States government, (iii) such fund is not accepting new investors or new investments or will not accept the investment of the Commitment Amount or the Retained Amount, as the case may be, or (iv) such fund is not AAA rated by Standard and Poor's, the AAA rated money market fund reported in the IBC Rated Money Fund Report to have the largest amount of assets under management as of the end of the most recent year for which information is publicly available and which will accept such investment.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Plan of Reorganization" has the meaning set forth in the recitals hereof.

         "Proceeds Amount" has the meaning set forth in the Commitment.

         "Proceeds Notice" has the meaning set forth in the Commitment.

         "Recovery Agreement" means the Recovery Agreement dated July 24, 1996, by and among the Sponsor, Bank United and Hyperion (as it may be hereafter amended from time to time, the "Recovery Agreement").

         "Reimbursements" has the meaning set forth in the Commitment.

         "Relevant Trustee" has the meaning set forth in Section 3.05.

         "Replacement Options" has the meaning set forth in the Merger
Agreement.

         "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any managing director, vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee with direct responsibility for carrying out the responsibilities of the Institutional Trustee hereunder and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Retained Amount" has the meaning set forth in Section 5.03(a) of the Litigation Trust Declaration.

         "Retained Amount Period" has the meaning set forth in Section 5.03(a) of the Litigation Trust Declaration.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Sponsor" has the meaning set forth in the first paragraph of this Agreement.

         "Successor Delaware Trustee" has the meaning set forth in Section 3.05(b).

         "Successor Entity" has the meaning set forth in Section 2.05(b)(i).

         "Successor Institutional Trustee" has the meaning set forth in Section 3.05(b).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a Trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Institutional Trustee, Delaware Trustee or Litigation Trustee in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as Trustees hereunder.

         "Washington Mutual" has the meaning set forth in the recitals hereof.

                                  ARTICLE II.
                                  ORGANIZATION

         Section 2.01 Name. The Payment Trust shall continue to be named "Bank United Corp. Litigation Payment Trust," as such name may be modified from time to time by the Litigation Trustees. The Payment Trust's activities may be conducted under the name of the Payment Trust or any other name deemed advisable by the Litigation Trustees.

         Section 2.02 Office. The address of the principal office of the Payment Trust on the date of execution of this Declaration is:

         Bank United Corp. Payment Rights Trust
         c/o Bank United Corp.
         3200 Southwest Freeway

         Suite 2604
         Houston, Texas 77027
         Attention: Jonathan K. Heffron
         Facsimile: 713-543-7744

         On ten Business Days written notice to the Holder and the Litigation Trust, the Litigation Trustees may designate another principal office.

         Section 2.03 Purposes and Powers of the Payment Trust.

                  (a) The exclusive purposes and functions of the Payment Trust (each, a "Payment Trust Purpose") are holding the Commitment Amount and distributing the Proceeds Amount to the Litigation Trust or its successor. Anything to the contrary herein or in the Business Trust Act notwithstanding, the Trustees shall not at any time, on behalf of the Payment Trust or the Holder, enter into or engage in any profit-making trade or business, and the Trustees shall have no powers to take, and shall not take, any actions hereunder other than such as are reasonably necessary and incidental to the achievement of the foregoing exclusive Payment Trust Purposes.

                  (b) Notwithstanding anything in this Declaration or in any Default Rule of the Business Trust Act to the contrary, no Trustee shall have any power to (i) modify the terms of the Commitment unless a breach of the Sponsor has occurred thereunder or is reasonably foreseeable, (ii) invest money held by the Payment Trust except amounts held, pursuant to Sections 3.12(c)(ii)(C), pending their use to pay expenses or make distributions, or
(iii) admit as a beneficial owner any Person other than the Holder.

                  (c) In order to raise funds for, or meet its obligation to pay, expenses reasonably necessary to preserve or protect assets of the Payment Trust or to administer the Payment Trust (including, without limitation, expenses related to the Litigation and expenses related to the liability and indemnification obligations of the Payment Trust), and solely in furtherance of Payment Trust Purposes, the Litigation Trustees on behalf of the Payment Trust may undertake the following:

                           (i) enter into, subject to the limitations set forth in Section 6.02(a), customary fee arrangements (including fees contingent on receipt by the Payment Trust of, and determined by reference to, all or any portion of the Commitment Amount) with counsel for the Litigation, to the Payment Trust or to the Litigation Trustees, experts or consultants, which arrangements provide for such counsel, experts or consultants to receive amounts that represent for federal income tax purposes arms-length compensation for services when paid in cash by the Payment Trust; and

                           (ii) incur indebtedness that represents debt of the Payment Trust (and not an ownership interest) for federal income tax purposes.

         Section 2.04 Title To Property of the Payment Trust. Legal title to all assets of the Payment Trust shall be vested in the Payment Trust. The Holder shall not have legal title to any part of the assets of the Payment Trust, but shall have the sole undivided beneficial interest in the assets of the Payment Trust, subject to the provisions of the Commitment and this Agreement.

         Section 2.05 Mergers.

                  (a) The Payment Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except (i) as described in paragraph (b) of this Section 2.05, or (ii) in a liquidation of the Payment Trust in accordance with this Declaration.

                  (b) The Payment Trust may, with the consent of the Institutional Trustee (which consent shall be required if the Institutional Trustee receives the opinions delivered pursuant to this Section 2.05; provided, however, that the Institutional Trustee shall not be obligated to so consent if the consolidation, amalgamation or merger will effect a material adverse change in the duties, rights or obligations of the Institutional Trustee) and a majority of the Litigation Trustees and without the consent of the Delaware Trustee, the Sponsor or the Litigation Trust Holders, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state of the United States; provided that:

                           (i) if the Payment Trust is not the survivor, such successor entity (the "Successor Entity") expressly assumes all of the obligations of the Payment Trust hereunder;

                           (ii) such merger, consolidation, amalgamation or replacement does not result in any material alteration of the property of the Payment Trust or the Litigation Trust Property or adversely affect the rights, preferences and privileges of the Holder or the Litigation Trust Holders in any material respect (other than with respect to any dilution of the Holder's interests in the Successor Entity);

                           (iii) such Successor Entity has purposes that are substantially identical to the Payment Trust Purposes;

                           (iv) prior to such merger, consolidation, amalgamation or replacement, the Payment Trust has received an opinion of nationally recognized outside counsel to the Payment Trust experienced in such matters to the effect that:

                                    (a) such merger, consolidation, amalgamation
                  or replacement does not adversely affect the rights, preferences and privileges of the Holder or the Litigation Trust Holders in any material respect;

                                    (b) such merger, consolidation, amalgamation
                  or replacement, will not cause the Payment Trust or the Litigation Trust (or the Successor Entity) to fail to be classified as a grantor trust for United States federal income tax purposes; provided, however, that the Payment Trust shall not be required to receive the opinion set forth in clause (b) if the Holder and a majority of the Litigation Trust Holders outstanding shall have approved such merger, consolidation, amalgamation or replacement;

                           (v) without the unanimous consent of the Litigation Trustees, such merger, consolidation, amalgamation or replacement shall not result in any material change to the rights of the Litigation Trustees, including, without limitation, their rights to indemnification, exculpation and compensation set forth in this Declaration and under Delaware law; and

                           (vi) prior to such merger, consolidation, amalgamation or replacement the Institutional Trustee shall have received an opinion of counsel to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied.

                  (c) Pursuant to Section 3815(f) of the Business Trust Act, in the case of a consolidation, amalgamation, or merger of the Payment Trust with or into, or the replacement by, a trust organized as such under the laws of any state of the United States, subject to the requirements described in Section 2.5(b) above, the agreement of merger or consolidation may effect any amendment to this Declaration, or effect the adoption of a new governing instrument of the Payment Trust if it is the surviving or resulting business trust in the merger or consolidation. Such amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation.

         Section 2.06 Nature of Obligations. The Litigation Trust shall not have any preferred claim on, nor any beneficial ownership interest in, any of the assets of the Trust before the Proceeds Amount is paid to the Litigation Trust pursuant to the terms of this Declaration, the Litigation Trust Declaration and the Commitment Agreement, and all rights created under such documents shall be unsecured contractual rights of the Litigation Trust against the Payment Trust and the Bank United Group. Notwithstanding any provision of this Declaration or the Business Trust Act, including, without limitation, Section 3805(b) thereof, the property of the Trust, including specific business trust property, shall be subject to the claims of the general creditors of the Sponsor in the event of any bankruptcy or insolvency proceeding involving Bank United Corp. or Washington Mutual, Inc., as its successor, and such creditors are intended third-party beneficiaries of this Section 2.06.

                                  ARTICLE III.
                                    TRUSTEES

         Section 3.01 Authority. Except as specifically provided in this Declaration, the Institutional Trustee and the Litigation Trustees shall have exclusive and complete authority to carry out the Payment Trust Purposes. An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the Payment Trust, it being understood that except as provided expressly herein the Litigation Trustees may act only upon the vote or consent (such consent to be evidenced by a writing executed contemporaneously with or promptly following any oral consent) of a majority of the Litigation Trustees. In dealing with the Trustees acting on behalf of the Payment Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Payment Trust. Persons dealing with the Payment Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         Section 3.02 Number of Trustees. There shall be one Delaware Trustee if required by Section 3.03; the Institutional Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 3.03 shall have no application to such entity in its capacity as Institutional Trustee. There shall be one Institutional Trustee as required by Section 3.04. There shall be two initial Litigation Trustees, subject to change as provided in
Section 3.07.

         Section 3.03 Delaware Trustee.

                  (a) If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                           (i) a natural person who is a resident of the State of Delaware; or

                           (ii) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including Section 3807 of the Business Trust Act.

                  (b) The Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  (c) The initial Delaware Trustee shall be First Union Trust Company, National Association.

                  (d) Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees described in this Declaration. Except as set forth in this Section 3.03, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

                  (e) In no event shall the Delaware Trustee be liable to any person for the acts or omissions of the Payment Trust or the Trustees (except for the Delaware Trustee's obligation to meet the requirements of Section 3807 of the Business Trust Act).

         Section 3.04 Institutional Trustee; Eligibility.

                  (a) There shall at all times be one Trustee which shall act as Institutional Trustee, which Trustee shall:

                           (i) not be an Affiliate of the Sponsor;

                           (ii) not offer or provide credit or credit enhancement to the Payment Trust; and

                           (iii) be a corporation or banking association organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 3.04(a)(iii), the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 3.04(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 3.05(a).

                  (c) The initial Institutional Trustee shall be First Union Trust Company, National Association.

                  (d) The Institutional Trustee shall continue to serve as a Trustee until either:

                           (i) the Payment Trust has been completely liquidated and all amounts received or receivable or potentially receivable pursuant to the Commitment and not otherwise applied as provided herein and any other amounts shall have been distributed to the Litigation Trust; or

                           (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 3.05.

         Section 3.05 Appointment, Removal and Resignation of the Institutional and Delaware Trustees.

                  (a) No resignation or removal of the Institutional or Delaware Trustee (each a "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of this Section 3.05.

                  (b) Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the other Trustees and the Holder. Upon the resignation of the Relevant Trustee, the Litigation Trustees shall appoint a successor (the "Successor Institutional Trustee" or the "Successor Delaware Trustee," as applicable) who shall execute an instrument of acceptance as described in Section 3.05(e) below. If the instrument of acceptance by the successor Relevant Trustee required by this
Section 3.05 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Payment Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The resigning Relevant Trustee shall have no liability for the selection of such successor pursuant to this Section 3.05.

                  (c) The Institutional Trustee or the Delaware Trustee, or both of them, may be removed with or without cause by the Litigation Trustees, in each case by delivery of notification of removal to the Relevant Trustee and the other Trustees. A Delaware Trustee who is a natural person may also be removed by the Litigation Trustees if such Delaware Trustee becomes incompetent or incapacitated, and shall be deemed removed if such Delaware Trustee dies. If a Relevant Trustee shall be so removed, the Litigation Trustees shall promptly appoint a successor

Relevant Trustee or Trustees, and such successor Relevant Trustee or Trustees shall comply with the applicable requirements of Section 3.03 or Section 3.04, as the case may be. If no successor Relevant Trustee shall have been so appointed by the Litigation Trustees and accepted appointment in the manner required by this Section 3.05, within 30 days after delivery of notification of removal or after the Payment Trust receives notice of the Delaware Trustee's death, incompetence or incapacity, the Holder may appoint a successor Relevant Trustee, and such successor Trustee or Trustees shall comply with the applicable requirements of Section 3.03 or Section 3.04, as the case may be. All accrued fees and expenses of a Relevant Trustee that has been removed as a Trustee pursuant to this Section 3.05 shall be paid to the Relevant Trustee within ten Business Days of removal.

                  (d) The Litigation Trustees shall notify the Institutional Trustee of the appointment of a successor Relevant Trustee, whereupon the Institutional Trustee shall give notice of each appointment of a successor Relevant Trustee to the Holder. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

                  (e) In the case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (except in the case of the death, incompetence or incapacity of a Delaware Trustee who is a natural person) and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, and duties of the retiring Relevant Trustee with respect to the Payment Trust; it being understood that nothing herein or in such amendment shall designate such Relevant Trustees as co-Trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, and duties of the retiring Relevant Trustee; but, on request of the Payment Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all property of the Payment Trust, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Payment Trust.

                  (f) No Relevant Trustee shall be liable for the acts or omissions to act of any successor Relevant Trustee.

                  (g) Any Person into which the Relevant Trustee may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Relevant Trustee shall be the successor of the Relevant Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person shall be otherwise qualified and eligible under this Article.

         Section 3.06 Vacancies Among Relevant Trustees; Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Payment Trust. Whenever a vacancy in the Institutional Trustee or the Delaware Trustee shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with
Section 3.05, the Institutional Trustee or the Delaware Trustee (as the case may be) remaining in office shall have all the powers granted to both the Institutional Trustee and the Delaware Trustee and shall discharge all the duties imposed upon both the Institutional Trustee and the Delaware Trustee by this Declaration; provided, however, that the Institutional Trustee shall have the powers of the Delaware Trustee and shall discharge the duties imposed upon the Delaware Trustee only if the Institutional Trustee is then able to fulfill the requirements of Section 3807 of the Business Trust Act.

         Section 3.07 The Litigation Trustees.

                  (a) There shall be at all times no fewer than two Trustees (the "Litigation Trustees") who shall be natural persons over the age of 21 years and who shall have the powers, duties and responsibilities of the Litigation Trustees hereunder. The initial Litigation Trustees shall be Jonathan
K. Heffron and Salvatore A. Ranieri.

                  (b) Upon appointment of a successor Litigation Trustee by the remaining Litigation Trustees pursuant to Section 3.10, such successor Litigation Trustee shall receive fees as determined by the other Litigation Trustees (but in no event more than the fees payable to an initial Litigation Trustee).

         Section 3.08 Limitation on Liability of Litigation Trustees. As set forth in Section 11.02(a), the Litigation Trustees will have no liability to any Indemnified Person or any member of the Bank United Group unless it shall be established in a final and nonappealable judicial determination by clear and convincing evidence that any decision or action of the Litigation Trustees was undertaken with deliberate intent to injure the Holder or with reckless disregard for the best interests of the Holder, and, in each such event, any liability will be limited to actual, proximate, and quantifiable damages.

         Section 3.09 Resignation of a Litigation Trustee. Any Litigation Trustee may resign as such by executing an instrument in writing and delivering that instrument to the remaining Litigation Trustee or Trustees, if any, and to the Institutional Trustee. In the event of the resignation of a Litigation Trustee, such Litigation Trustee shall promptly: (a) execute and deliver such documents, instruments and other writings as may be reasonably requested by the remaining Litigation Trustees or Litigation Trustee, or if there is no Litigation Trustee, the Institutional Trustee, to effect the termination of such Litigation Trustee's capacity under this Declaration; (b) deliver to the remaining Litigation Trustees or Litigation Trustee all assets, documents, instruments, records and other writings related to the Payment Trust as may be in the possession of such Trustee; and (c) otherwise assist and cooperate in effecting the assumption of such Litigation Trustee's obligations and functions by his successor Litigation Trustee.

         Section 3.10 Appointment of Successor Litigation Trustees.

                  (a) Upon the death, resignation or incompetency (determined by a court of competent jurisdiction) of a Litigation Trustee, the remaining Litigation Trustee or Litigation Trustees, and no other Person, shall have the power to appoint a successor Litigation Trustee or Trustees, as applicable. In the event of the death, resignation or incompetency (as determined by a court of competent jurisdiction) of all of the Litigation Trustees so that there are no remaining Litigation Trustees, two Litigation Trustees shall be appointed by the written decision of a majority of the members of the Bank United Litigation Committee, or, if such committee is not in existence, a majority of the Persons still living who constituted the Board of Directors of the Sponsor immediately prior to the Effective Time.

         Such appointment shall specify the date on which such appointment shall be effective. Every successor Litigation Trustee appointed hereunder shall execute, acknowledge and deliver to the remaining Litigation Trustees (or, in the event there are no remaining Litigation Trustees, the Bank United Litigation Committee or, if such committee is not in existence, the persons who were members of the Board of Directors of the Sponsor immediately prior to the Effective Time) and to the Institutional Trustee an instrument accepting such appointment, and thereupon such successor Litigation Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, and duties of a Litigation Trustee. No successor Litigation Trustee shall have any duty to investigate the administration of the Payment Trust or the management of the Litigation for any period prior to the effective date of such successor Litigation Trustee's appointment, and no resigning Litigation Trustee shall be required or permitted, prior to final termination of the Litigation (including any proceedings to collect any recovery due the Litigation Trustees), to file any accounting proceeding.

                  (b) The Holder will have no right to vote to appoint, remove or replace the Litigation Trustees, which rights are vested exclusively in the Litigation Trustees, the Bank United Litigation Committee or, if such committee is not in existence, the persons who were members of the Board of Directors of the Sponsor immediately prior to the Effective Time, as applicable.

         Section 3.11 Meetings of the Trustees.

                  (a) Meetings of the Delaware Trustee, the Institutional Trustee and the Litigation Trustees together may be held from time to time upon the call of the Delaware Trustee, Institutional Trustee or any Litigation Trustee. Notice of any in-person meetings of the Trustees shall be hand delivered or otherwise delivered by the Trustee that has called such meeting to the other Trustees in writing (including by facsimile, with a hard copy by overnight mail) not less than five Business Days before such meeting. Notice of any telephonic meetings of such Trustees shall be hand delivered or otherwise delivered by the Trustee that has called such meeting to the other Trustees in writing (including by facsimile, with a hard copy by overnight mail) not less than two Business Days before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where such Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Any Trustee may also waive such notice of in-person or telephonic meetings in writing by hand delivering or otherwise delivering (including by facsimile, with a hard copy by overnight mail) such written waiver to all other Trustees. Unless provided otherwise in this Declaration, any action to be taken by the Institutional Trustee together with the Litigation Trustees shall be taken with the approval of the Institutional Trustee and each Litigation Trustee; provided, that if there shall be more than two Litigation Trustees, a majority of the Litigation Trustees voting in favor of an action shall constitute approval by the Litigation Trustees unless otherwise provided in this Declaration.

                  (b) The Litigation Trustees may adopt their own rules and procedures but, unless otherwise provided by this Declaration, may act only with the unanimous agreement of the two Litigation Trustees or the agreement of the sole remaining Litigation Trustee prior to the appointment of a successor Litigation Trustee pursuant to Section 3.10. The Litigation Trustees may, in their discretion, delegate to one or more of the Litigation Trustees the authority to act on behalf of the Litigation Trustees as the Litigation Trustees may determine appropriate (other than with respect to the retention or dismissal of counsel for the Sponsor or Bank United (or any successor thereto) or the Litigation Trustees, or the approval of a settlement or dismissal of the Litigation). Following the date hereof and prior to the effective time of the Merger, the initial Litigation Trustees and the Board of Directors of Bank United Corp., in their sole discretion, may establish a committee comprised of present or former members of the Board of Directors of Bank United Corp., or such other persons as may be appointed by such Board, to assist and advise the Litigation Trustees in connection with the Litigation (the "Bank United Litigation Committee").

         Section 3.12 Powers and Duties of Sponsor, Litigation Trustees and Institutional Trustee.

                  (a) The Sponsor prior to the Effective Time, and thereafter the Institutional Trustee and the Litigation Trustees, shall have the authority, subject to any limitations set forth in Section 2.03, to conduct the affairs of the Payment Trust in accordance with the terms of this Declaration and the Recovery Agreement.

                  (b) In addition, prior to the Effective Time, the Sponsor shall have the authority to take the actions enumerated in (i) below on behalf of the Payment Trust and, in connection therewith, to enter into all transactions and agreements determined by the Sponsor to be appropriate in exercising such authority and to perform all acts in furtherance thereof:

                           (i) The Sponsor shall have the power and authority prior to the Effective Time and is hereby authorized to act on behalf of the Payment Trust prior to the Effective Time with respect to the execution and filing of a registration statement under the Securities Act describing, among other things, the Payment Trust and prospectuses (including any amendments or supplements thereto) and the preparation and filing of all documents filed therewith.

                           (ii) The actions taken by the Sponsor on behalf of the Payment Trust or for its benefit prior to the Effective Time and all transactions and agreements entered into in connection therewith shall be the actions of the Payment Trust and shall be binding on the Payment Trust and the Sponsor shall have no liability to the Payment Trust, the Trustees or the Holder for any such actions, transactions or agreements and the Payment Trust, the Trustees and the Holder shall have no right to enforce, institute or maintain a suit, action or proceeding against the Sponsor, its successors or their respective affiliates, officers, directors, employees or agents relating to such actions, transactions or agreements; it being understood that this Section 3.12(a)(ii) does not constitute a waiver by the Litigation Trustees of their rights under Section 7.8 of the Merger Agreement under the Litigation Trustee Agreements or a waiver by the Trustees or the Payment Trust of their rights under the Commitment.

                  (c) in accordance with subparagraphs (i) and (ii) of this
Section 3.12(b), the Institutional Trustee and the Litigation Trustees shall have the authority to enter into all transactions and agreements determined by such Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to such Trustees under this Declaration (in the case of the Institutional Trustee, as directed by the Litigation Trustees), and to perform all acts in furtherance thereof (and all such transactions or agreements entered into or acts performed prior to the date hereof are hereby ratified and approved), including, without limitation, the following:

                           (i) The Litigation Trustees shall have the power and authority and are authorized to act on behalf of the Payment Trust with respect to the following matters and such other powers and authority as provided in the Litigation Trustee Agreements:

                                    (A) after the Effective Time, the execution
                  and delivery on behalf of the Payment Trust, subject to
                  Section 2.03(b), of any agreement with the Sponsor, and such other agreements as may, in the opinion of a majority of the Litigation Trustees, be necessary or desirable in connection with the Payment Trust Purposes;

                                    (B) after the Effective Time, the execution
                  and filing of one or more registration statements and prospectuses (including any amendments or supplements thereto) relating to, among other things, the Payment Trust, and filing of all periodic and other reports and other documents pursuant to the foregoing;

                                    (C) the carrying out of any of the powers or
                  obligations of the Payment Trust or of the Litigation Trustees under the Commitment;

                                    (D) the Litigation Trustees shall direct the
                  Institutional Trustee to make payments for all expenses of the Payment Trust (including, without limitation, expenses of the Litigation, compensation and expenses of the Trustees, liability insurance and indemnification obligations) out of the funds of the Payment Trust, including amounts received pursuant to the Commitment, and any other source (including, without limitation, funds raised pursuant to Section 2.03(c));

                                    (E) the sending of notices (other than
                  notice of default), and other information to the Holder or the Litigation Trust in accordance with this Declaration;

                                    (F) the taking of any action to cause the
                  Payment Trust not to be deemed to be an Investment Company under the Investment Company Act;

                                    (G) the amendment of the Commitment subject
                  to Section 2.03(b);

                                    (H) the bringing, defense, payment,
                  collection, compromise, taking of legal action, or other adjustment of claims or demands of or against the Sponsor or its successors which arise out of or in connection with a breach by the Sponsor (or any successor thereto) of any of its obligations under the Commitment or, subject to the limitations set forth in Section 3.12(a)(ii), the Sponsor of any of its obligations hereunder;

                                    (I) the due preparation and filing of all
                  applicable tax returns and tax information reports that are required to be filed with respect to the Payment Trust;

                                    (J) the compliance by the Payment Trust with
                  the indemnification obligations of the Payment Trust; and

                                    (K) the taking of any other actions
                  necessary or desirable to carry out any of the foregoing activities.

                           (ii) The Institutional Trustee shall have the power, duty and authority and is hereby authorized to act on behalf of the Payment Trust with respect to the following matters:

                                    (A) the application for a taxpayer
                  identification number;

                                    (B) the establishment at the direction of
                  the Litigation Trustees of one non-interest bearing demand deposit account or trust account at Bank United for the purpose of holding all of the funds of the Payment Trust and the maintenance of such funds therein, except as provided in Sections 3.13(c)(iv) and 3.12(c)(ii)(C) with respect to the Commitment Amount, and such additional non-interest bearing demand deposit accounts or trust accounts as the Institutional Trustee and the Litigation Trustees shall determine to be appropriate (any such account, an "Expenses Account");

                                    (C) prior to the receipt of the Commitment
                  Amount, the establishment at the direction of the Litigation Trustees of one non-interest bearing demand deposit account or trust account at Bank United for the purpose of holding the Commitment Amount (the "Commitment Amount Account"), and upon receipt of the Commitment Amount and at the written direction of the Litigation Trustees, the investment of the Commitment Amount, until disbursed pursuant to the terms of this Declaration and the Commitment, in a Permitted Investment which is not sold prior to the date the Commitment Amount is to be disbursed to the Litigation Trust;

                                    (D) the distribution of any amounts owed to
                  the Litigation Trust in accordance with the terms of this Declaration;

                                    (E) the sending of notices of a breach by
                  the Sponsor of its obligations under the Commitment or a breach by the Sponsor of its obligations under this Declaration or default by the Payment Trust of its payment obligations pursuant to Article IV hereof;

                                    (F) to the extent provided in this
                  Declaration, the winding up of the affairs of and liquidation of the Payment Trust and the execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                                    (G) the taking of all actions that may be
                  necessary or appropriate for the preservation and the continuation of the Payment Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and, to the extent specifically directed in written notice(s) provided to it by the Litigation Trustees, of each other jurisdiction in which such existence is necessary, to protect the limited liability of the Holder or to enable the Payment Trust to effect the Payment Trust Purposes;

                                    (H) the bringing, defense, payment,
                  collection, compromise, arbitration, taking of legal action, or other adjustment of claims or demands of or against the Sponsor or its successors or the Payment Trust which arise out of or in connection with a breach by the Sponsor of any of its obligations under the Commitment, the Payment Trust of any of its obligations under the Commitment, or, subject to the limitations set forth in Section 3.12(a)(ii), by the Sponsor of any of its obligations hereunder;

                                    (I) the taking of any action incidental to
                  the foregoing as the Institutional Trustee may from time to time determine to be necessary or advisable to give effect to the terms of this Declaration for the benefit of the Litigation Trust.

                           (iii) The Institutional Trustee shall have the power and authority to act on behalf of the Payment Trust with respect to any of the duties, liabilities, powers or the authority of the Litigation Trustees set forth in Section 3.12(c)(i)(E) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Litigation Trustees, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Litigation Trustees and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

                  (d) The Trustees are authorized and directed to conduct the affairs of the Payment Trust and to operate the Payment Trust so that the Payment Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. In this connection, the Trustees are authorized to take any action, not inconsistent with applicable laws, the Certificate of Trust or this Declaration, as amended from time to time, that the Institutional Trustee or the Litigation Trustees, as the case may be, determines in their discretion to be necessary or desirable for such purpose, even if such action adversely affects the interests of the Holder or the Litigation Trust. The Trustees may retain counsel (which may be counsel to the Payment Trust or counsel to any member of the Bank United Group) and outside advisors that they reasonably believe to be experts with respect to the foregoing tax matters, and the Trustees shall be deemed to have satisfied the provisions of this Section 3.12(d) by employing such expert(s) for such purpose and by following the advice of such experts in connection with the foregoing, and the Trustees shall not be liable for any actions taken or not taken at the direction of such experts.

                  (e) The Litigation Trustees may consult with counsel (which counsel may be counsel to the Payment Trust or counsel to any member of the Bank United Group), outside consultants, advisors and other Persons as to matters the Litigation Trustees reasonably believe are within such other Person's professional or expert competence, and the advice of such Persons shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith reliance on such advise. All oral or written communications between any such counsel on the one hand, and the Sponsor, Bank United, the Payment Trust, any Trustee, any of their affiliates, or any successor entity or any affiliate of any successor entity, on the other hand, will be protected by the attorney-client privilege and/or the attorney work product doctrine, and no such communication will result in the waiver of any applicable claim of confidentiality or privilege.

                  (f) [Intentionally Left Blank.]

         Section 3.13 Certain Duties and Responsibilities of the Trustees.

                  (a) The Institutional Trustee, before the occurrence of any breach by the Sponsor or the Payment Trust of any of their obligations under the Commitment or a breach by the Sponsor after the Effective Time of any of its obligations under this Declaration, and after the curing of any such breach by the Payment Trust or the Sponsor, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case of a breach by either the Sponsor or the Payment Trust of any of their obligations under the Commitment or a breach by the Sponsor of its obligations hereunder after the Effective Time, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) The duties and responsibilities of the Trustees shall be as provided by this Declaration and the Business Trust Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee to expend or risk such Trustee's own funds or otherwise incur any financial liability in the performance of any of such Trustee's duties hereunder, or in the exercise of any of such Trustee's rights or powers. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Article. To the extent that, at law or in equity, a Trustee has duties and liabilities relating to the Payment Trust or to the Holder, such Trustee shall not be liable to the Payment Trust or to the Holder for such Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Payment Trust and the Holder to replace such other duties and liabilities of the Trustees.

                  (c) The Institutional Trustee shall have no liability to any Indemnified Person or any member of the Bank United Group unless it shall have been established in a final and nonappealable judicial determination by clear and convincing evidence that any decision or action of the Litigation Trustees was undertaken in bad faith, in a grossly negligent manner, or as a result of willful misconduct, and, in any event, any liability will be limited to actual, proximate, and quantifiable damages. No provision of this Declaration shall be construed to relieve any Trustee from liability with respect to matters that are within the authority of such Trustee under this Declaration for its own bad faith, its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                           (i) a Trustee shall not be liable for any error or judgment made in good faith by, in the case of any entity, an authorized officer of such Trustee, unless it shall be proved that such Trustee was grossly negligent in ascertaining the pertinent facts;

                           (ii) a Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holder relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                           (iii) the Institutional Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of any amounts paid pursuant to the Commitment Agreement shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the provisions regarding protections and limitations on liability afforded to the Institutional Trustee under this Declaration;

                           (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Litigation Trustees; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Commitment Amount maintained by the Institutional Trustee pursuant to Section 3.12(c)(ii)(B) and except to the extent otherwise required by law; provided, however, that the Institutional Trustee may conclusively rely upon the Proceeds Notice in determining which amounts are to be so segregated and shall be fully protected in so relying, and shall be entitled to assume that any other amounts received are to be deposited to an Expenses Account.

         Section 3.14 Certain Rights of the Institutional Trustee. Subject to the provisions of Section 3.13:

                  (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of the Holder, transferee or Litigation Trustee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, CPR Certificate, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, or (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Payment Trust, in which event the Institutional Trustee shall have no liability except for its own bad faith, gross negligence or willful misconduct;

                  (c) any direction or act of the Litigation Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (d) the Institutional Trustee may consult with counsel (which counsel may be counsel to the Litigation Trustees or appointed by the Sponsor or Bank United (or any successor to such Persons) at the direction of the Litigation Trustees to prosecute the Litigation) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction. All oral or written communications between any such counsel on the one hand, and the Sponsor, Bank United, the Payment Trust, any Trustee, any of their affiliates, or any successor entity or any affiliate of any successor entity, on the other hand, will be protected by the attorney-client privilege and/or the attorney work product doctrine, and no such communication will result in the waiver of any applicable claim of confidentiality or privilege.

                  (e) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of the Holder pursuant to this Declaration, unless the Holder shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Institutional Trustee shall not be required to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, CPR Certificate, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by the Litigation Trustees, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (g) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                  (h) any action taken by the Institutional Trustee or its agents authorized by this Declaration to be taken by the Institutional Trustee shall bind the Payment Trust and the Holder, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                  (i) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty;

                  (j) whenever in the administration of the provisions of this Declaration the Institutional Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Institutional Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Institutional Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Institutional Trustee, shall be full warrant to the Institutional Trustee for any action taken, suffered or omitted by it under the provisions of this Declaration upon the faith thereof;

                  (k) in no event shall the Institutional Trustee be liable for the selection of investments for funds permitted to be invested hereunder or for investment losses thereon, and the Institutional Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Litigation Trustees to provide timely written investment direction with respect to funds permitted to be invested hereunder;

                  (l) the Institutional Trustee may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for the actions of, or for the supervision of, any agent, attorney, custodian or nominee so appointed; and

                  (m) the Institutional Trustee shall not be deemed to have notice of the occurrence of the events described in Section 3.19 unless a Responsible Officer of the Institutional Trustee shall have received written notice of such event or a Responsible Officer of the Institutional Trustee shall have obtained actual knowledge thereof.

         Section 3.15 [Intentionally Left Blank].

         Section 3.16 Execution of Documents.

         Any Institutional or Delaware Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her or its power for the purpose of executing any documents contemplated in Section 3.12.

         Section 3.17 Not Responsible for Recitals. The recitals contained in this Declaration shall be taken as the statements of the Payment Trust, and the Trustees do not assume any responsibility for their correctness. The Sponsor and the Trustees make no representations as to the value or condition of the property of the Payment Trust or any part thereof. Except as otherwise specifically provided in Article XIV, the Sponsor and the Trustees make no representations as to the validity or sufficiency of this Declaration.

         Section 3.18 [Intentionally Left Blank].

         Section 3.19 Default; Notice. The Institutional Trustee shall, within 90 days after notice of the occurrence of (i) a breach by the Sponsor of any of its payment obligations under the Commitment, (ii) a breach by the Sponsor after the Effective Time of its obligations hereunder, or (iii) a breach by the Payment Trust of its obligations under the Commitment, transmit by mail, first class postage prepaid, to the Holder and the Litigation Trust, notice of such default actually known to a Responsible Officer of the Institutional Trustee, unless such default has been cured before the giving of such notice; provided, however, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the best interests of the Holder or the Litigation Trust.

                                  ARTICLE IV.
                          PAYMENTS TO LITIGATION TRUST

         Section 4.01 Payment To Litigation Trust. From and after the expiration of the 366 day period starting on the date of initial distribution of the CPR Certificates to the Bank United Corp. stockholders in the Reorganization, the Institutional Trustee shall, in accordance with Section 4.02, pay any Proceeds Amount to the Litigation Trust. On each applicable payment date specified by the Litigation Trustees pursuant to Section 4.02, provided that the Institutional Trustee has received notice no later than five (5) Business Days prior to such date of such date and the amount of the Proceeds Amount from the Litigation Trustees, the Institutional Trustee shall transfer such Proceeds Amount to the Payment Amount Account.

         Section 4.02 Timing of Payments. The Payment Trust will make payments of amounts as contemplated by Section 4.01 to the Litigation Trust as of record dates determined by the Litigation Trustees. Payment will be made on payment dates, which will also be set by the Litigation Trustees. The Litigation Trustees shall promptly notify the Institutional Trustee in writing of any such dates.

         Section 4.03 Default; Waiver. The Litigation Trustees may, on behalf of the Holder, waive any breach by the Sponsor of any of its obligations under the Commitment, or any failure by the Payment Trust to fulfill its obligations under the Commitment and with respect to the Litigation Trust, other than those obligations with respect to the Sponsor, which may be waived by the Holder.

                                   ARTICLE V.
                                    EXPENSES

         Section 5.01 Expenses. The Litigation Trustees on behalf of the Payment Trust shall have the right to draw on the funds of the Payment Trust for the purpose of funding any expenses of the Payment Trust, including administration expenses, compensation, fees and expenses of the Trustees, amounts paid as indemnity to any Indemnified Person and premiums for insurance for the Litigation Trustees.

         Section 5.02 Return of Funds. Pursuant to Section 2.08 of the Commitment, immediately prior to its termination, the Payment Trust shall return to the Sponsor any amounts provided to the Payment Trust pursuant to Section
2.04 of the Commitment Agreement but not used by the Payment Trust, less a reasonable reserve of funds to pay for termination expenses.

                                  ARTICLE VI.
                           [INTENTIONALLY LEFT BLANK].

                                  ARTICLE VII.
                       ISSUANCE OF THE BENEFICIAL INTEREST

         Section 7.01 The Beneficial Interest.

                  (a) The Payment Trust shall be authorized to issue one class of undivided beneficial interest in the assets of the Payment Trust (the "Beneficial Interest"), which may not be issued to more than one Person. Simultaneously with the execution hereof, the Beneficial Interest shall be issued to the Sponsor.

                  (b) Upon issuance of the Beneficial Interest as provided in this Declaration, the Beneficial Interest so issued shall be deemed to be validly issued, fully paid and non-assessable.

                  (c) The Sponsor, by virtue of having become the Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                                 ARTICLE VIII.
                  DISSOLUTION AND TERMINATION OF PAYMENT TRUST

         Section 8.01 Dissolution and Termination of Payment Trust.

                  (a) The Payment Trust shall dissolve:

                           (i) 30 days after the date on which the Proceeds Amount has been paid in full to the Litigation Trust;

                           (ii) 30 days after the date of a final dismissal of the Litigation or a determination by the Sponsor or Bank United (or any successor to such Persons) not to continue to prosecute the Litigation, in either case upon the instruction of the Litigation Trustees;

                           (iii) if, prior to the Effective Time, the Sponsor so resolves in writing; provided that such dissolution is consummated before the issuance of any CPR Certificates pursuant to the Litigation Trust Declaration; or

                           (iv) 30 days after the date that the Litigation Trust dissolves

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), and after completion of winding up of the Payment Trust and satisfaction of liabilities of the Payment Trust in accordance with the Business Trust Act, the Trustees shall terminate the Payment Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Sections 3.03(d), 3.03(e), 3.13 (to the extent of the protections provided to the Institutional Trustee and limitations on liability of the same, but not to the extent of any affirmative duties contained therein), 3.08, 3.13, 3.14, 11.01, 11.02, 11.04 and 11.06 shall survive the termination of the Payment Trust.

                                  ARTICLE IX.
                              TRANSFER OF INTERESTS

         Section 9.01 General. The Beneficial Interest shall not be transferable in whole or in part.

                                   ARTICLE X.
                                   THE HOLDER

         Section 10.01 Limitations on Rights of Holder. The Holder acknowledges that:

                  (a) the Holder, in its capacity as the Holder, is not a stockholder of the Sponsor, Bank United or any successor of either of them and will have no rights to dividends, liquidation preferences or other distributions other than the payments described in Article IV, and will have no voting rights except as expressly described herein. The Commitment is solely a contractual obligation among the Sponsor, the Litigation Trust and the Payment Trust;

                  (b) nothing in this Declaration shall be construed to create any partnership or joint venture between or among the Sponsor, Bank United, Washington Mutual or any member of the Bank United Group, and the Holder;

                  (c) (i) the Litigation is solely an asset of the Sponsor, Bank United, Hyperion and their successors, (ii) the Litigation shall be conducted by and on behalf of the Sponsor, Bank United and their successors solely in accordance with the instructions of the Litigation Trustees pursuant to this Declaration, (iii) the Litigation Trustees shall have the sole and exclusive right to direct the Sponsor, Bank United and their successors to take (or not take) actions relating to the Litigation as contemplated by this Declaration and the Recovery Agreement and may, among other things, instruct the Sponsor, Bank United and their successors to dismiss, settle or cease prosecuting the Litigation at any time without obtaining any cash or other recovery, or upon obtaining any such cash or other recovery as the Litigation Trustees may determine, (iv) the Litigation Trustees have the sole and exclusive right to take or not take other actions contemplated by this Declaration on behalf of the Sponsor, Bank United and their successors relating to the Litigation (including, without limitation, any decision with respect to the incurrence of expenses);

                  (d) the liability of the Trustees and members of the Bank United Group is limited to the extent set forth in this Declaration.

         Section 10.02 [Intentionally Left Blank.]

                                  ARTICLE XI.
                LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

         Section 11.01 Liability.

                  (a) Except as expressly set forth in this Declaration, the Trustees shall not be:

                           (i) personally liable for the payment of any amounts, which payment shall be made solely from the assets of the Payment Trust, if any; or

                           (ii) required to pay to the Payment Trust or to the Litigation Trust any deficit upon dissolution of the Payment Trust or otherwise.

                  (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holder shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 11.02 Exculpation.

                  (a) To the fullest extent permitted by law, no Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Payment Trust or any Indemnified Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person, except that (i) the Litigation Trustees shall be liable for any such loss, damage or claim incurred by reason of any act or omission performed or omitted by them if it shall be established in a final and nonappealable judicial determination by clear and convincing evidence that any such act or omission of the Litigation Trustees was undertaken with deliberate intent to injure the Holder or the Litigation Trust or with reckless disregard for the best interests of the Holder or the Litigation Trust and, in any event, any liability will be limited to actual, proximate, quantifiable damages, and
(ii) the Institutional Trustee or the Delaware Trustee shall be liable for any such loss, damage or claim incurred by reason of the Institutional Trustee's or Delaware Trustee's (as the case may be) gross negligence or willful misconduct with respect to such acts or omissions and, in any event, any liability will be limited to actual, proximate, quantifiable damages; provided, that nothing in this Section 11.02(a) is intended to limit the Litigation Trustees' right to insurance obtained by the Payment Trust and the proceeds of such insurance. In connection with purchasing insurance policies of the Litigation Trust, the Litigation Trustees or the Sponsor, as applicable, shall use reasonable best efforts to have the insurer expressly waive any right of subrogation on the part of the insurer against the Trustees.

                  (b) To the fullest extent permitted by law, no Indemnified Person shall have any liability to the Payment Trust, the Trustees, the Holder or the Litigation Trust, except as expressly set forth herein or in the Commitment. Without limiting the generality of the foregoing, to the fullest extent permitted by law, none of the Holder (in its capacity as Holder), the Trustees or the Payment Trust shall have the right to enforce, institute or maintain a suit, action or proceeding against a Indemnified Person relating to the formation of the Payment Trust, the entering into of the Commitment, the maintenance of the Litigation at the direction of, or the actions of the Litigation Trustees in their capacity (or purportedly in their capacity) as, Litigation Trustees. Notwithstanding the preceding two sentences of this Section 11.02(b), the Payment Trust, acting through the Litigation Trustees, may enforce, institute or maintain a suit, action or proceeding against (i), except as set forth in Section 3.12(a)(ii), the Sponsor for breach of its obligations hereunder, (ii) the Sponsor for breach of any of its obligations under the Commitment or this Declaration, or (iii) Bank United for breach of any depository relationship obligations it may have with respect to payments made by the Sponsor to the Payment Trust, and in each case, the Sponsor and Bank United or their successors, as the case may be, may be liable to the Payment Trust in connection with such suit, action or proceeding, or (v) Bank United for breach of its obligations under the Commitment or this Declaration. Notwithstanding the preceding two sentences, fees and expenses incurred by the Bank United Group in such a suit, action or proceeding described in the preceding two sentences shall not be set off against the Litigation Proceeds (in order to calculate the Commitment Amount) if the Payment Trust or the Litigation Trustees prevail in such a suit, and, if in connection with suits brought pursuant to clauses (i) through (iv) inclusive, shall be deemed expenses of the Payment Trust payable by the Payment Trust out of the Commitment Amount.

                  (c) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Payment Trust and upon such information, opinions, reports or statements presented to the Payment Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Payment Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which payment to the Litigation Trust might properly be paid.

         Section 11.03 Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Payment Trust or to any other Indemnified Person, an Indemnified Person acting under this Declaration shall not be liable to the Payment Trust or to any other Indemnified Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person. The Institutional Trustee shall have only those duties set forth in this Declaration and the Litigation Trustees shall have only those duties set forth in this Declaration and their respective Litigation Trustee Agreements, and, to the greatest extent permitted by applicable law, the Trustees shall have no implied duties.

                  (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Payment Trust or any other Person; or

                           (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         Section 11.04 Indemnification.

                  (a) The Payment Trust shall indemnify, to the fullest extent permitted by law, any Indemnified Person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, arising out of or relating to the Payment Trust, the Litigation or any acts or omissions of the Trustees in their capacity or purportedly in their capacity as Trustees, or actions taken by the Litigation Trustees (including actions taken by the Litigation Trustees in their capacity as officers, directors or agents of the Sponsor or Washington Mutual so long as such actions relate to the Payment Trust including, without limitation, the negotiation of the terms of the Payment Trust and the approval of the establishment of the Payment Trust and related transactions, but otherwise excluding actions taken by the Litigation Trustees in such capacities), against any and all losses, liabilities, damages, judgments, demands, suits, claims, assessments, charges, fines, penalties and other costs and expenses, including attorneys' fees and expenses and other fees and expenses associated with the defense of a claim or incurred by such Indemnified Person in obtaining indemnification under this Declaration, whether or not in a formal proceeding (collectively, "Damages").

                  (b) Notwithstanding Section 11.04(a), no indemnification shall apply (i) in the case of the indemnification of the Litigation Trustees, if the Holder establishes in a final and nonappealable judicial determination by clear and convincing evidence that such Damages arose as the result of acts or omissions of the Litigation Trustees with deliberate intent to injure the Holder or (ii) in the case of the indemnification of the Delaware Trustee or the Institutional Trustee, if the Holder establish in a final and nonappealable judicial determination by clear and convincing evidence that such damages arose because such Trustee was grossly negligent or engaged in willful misconduct. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) the Litigation Trustees acted or decided with deliberate intent to injure the Holder or with reckless disregard for the best interests of such Holder or (ii) the Delaware Trustee or Institutional Trustee was grossly negligent or engaged in willful misconduct.

                  (c) To the fullest extent permitted by law, expenses (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in Sections 11.04(a) shall be paid by the Payment Trust in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking (without bond or security) by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Payment Trust as authorized in this Section 11.04.

                  (d) All rights to indemnification under this Section 11.04 shall be deemed to be provided by a contract between the Payment Trust and each Indemnified Person who serves in such capacity at any time while this Section
11.04 is in effect. Any repeal or modification of this Section 11.04 shall not affect any rights or obligations then existing.

                  (e) The Payment Trust shall purchase and maintain insurance to cover its indemnification obligations and any other liabilities of the Litigation Trustees.

                  (f) For purposes of this Section 11.04, references to "the Payment Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger involving the Payment Trust, so that any Person who is or was a director, Trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, Trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 11.04 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (g) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 11.04 shall continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         Section 11.05 Outside Businesses. Any Indemnified Person or member of the Bank United Group may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Payment Trust, and the Payment Trust, the Litigation Trust and the Holder shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture shall not be deemed wrongful or improper; provided that, as set forth in Section 3.04(a), the Institutional Trustee shall not offer or provide credit or credit enhancement to the Litigation Trust.

         Section 11.06 Compensation; Fee. The Trustees on behalf of the Payment Trust agree:

                  (a) to pay to the Institutional Trustee and the Delaware Trustee from time to time, upon the approval of the Litigation Trustees, reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust); and

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the compensation and the expenses and disbursements of their respective agents and counsel).

         The provisions of Section 11.04 and this Section 11.06 shall survive the dissolution of the Payment Trust and the termination of this Declaration and the removal or resignation of any Trustee.

                                  ARTICLE XII.
                                   ACCOUNTING

         Section 12.01 Fiscal Year. The fiscal year ("Fiscal Year") of the Payment Trust shall be the calendar year, or such other year as is required by the Code.

         Section 12.02 Certain Accounting Matters.

                  (a) At all times during the existence of the Payment Trust, the Litigation Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Payment Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Payment Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Payment Trust by a firm of independent certified public accountants selected by the Litigation Trustees.

                  (b) The Litigation Trustees, with the cooperation of the Institutional Trustees, shall cause to be duly prepared and delivered to the Holder any annual United States federal income tax information statement required by the Code, containing such information with regard to the Beneficial Interest held by the Holder as is required by the Code and the regulations promulgated thereunder. Notwithstanding any right under the Code to deliver any such statement at a later date, the Litigation Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Payment Trust.

                  (c) The Litigation Trustees shall cause to be duly prepared and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Litigation Trustees on behalf of the Payment Trust with any state or local taxing authority.

         Section 12.03 Banking. The Payment Trust may maintain one or more bank accounts in the name and for the sole benefit of the Payment Trust; provided, however, that all payments received by the Payment Trust pursuant to the Commitment shall be maintained separately from other funds as provided by Sections 3.12(c)(ii)(C) and 3.13(c)(iv).

         Section 12.04 Withholding. The Litigation Trustees shall comply with all withholding requirements under United States federal, state and local law. The Litigation Trustees shall request, and the Holder shall provide to the Litigation Trustees, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Litigation Trustees to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Litigation Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by the Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Payment Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to the Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, the Holder shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual distributions made, the Litigation Trustees may reduce subsequent distributions by the amount of such withholding.

                                 ARTICLE XIII.
                             AMENDMENTS AND MEETINGS

         Section 13.01 Amendments.

                  (a) Except as otherwise provided in this Declaration, this Declaration may only be amended by a written instrument approved and executed by

                           (i) the Institutional Trustee;

                           (ii) the Litigation Trustees in accordance with the last sentence of Section 3.11(a); and

                           (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                  (b) Notwithstanding any other provision of this Article XIII, no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Institutional Trustee shall have first received:

                                    (A) an Officers' Certificate from the
                  Litigation Trustees that such amendment is permitted by, and conforms to, the terms of this Declaration; and

                                    (B) an opinion of counsel (who may be
                  counsel to the Payment Trust or the Litigation Trustees) that such amendment is permitted by, and conforms to, the terms of this Declaration.

                                    (C) Except as provided in Section
                  13.01(b)(D), any such purported amendment shall be void and ineffective unless the Holder shall have consented to such amendment.

                                    (D) Subject to Section 13.01(b), this
                  Declaration may be amended by the Institutional Trustee and the Litigation Trustees without the consent of the Holder:

                                             (i) to cure any ambiguity;

                                             (ii) to correct or supplement any
                           provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                                             (iii) to add to the covenants,
                           restrictions or obligations of the Litigation Trustees or to alter the allocation of duties between the Litigation Trustees and the Institutional Trustee;

                                             (iv) to modify, eliminate or add to
                           any provision of this Declaration to such extent as may be necessary to ensure that the Payment Trust (a) will be classified for United States federal income tax purposes at all times as a grantor trust, or (b) will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in any applicable Rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority);

provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii), or (iii) shall adversely affect the powers, preferences or special rights of the Holder or cause the Payment Trust to fail to continue to be classified as a grantor trust for purposes of United States federal income taxation.

                                    (E) The Institutional Trustee may, but shall
                  have no obligation to, execute any amendment which materially adversely affects its rights, powers, immunities or indemnities.

                                    (F) No amendment that materially adversely
                  affects the rights, powers, immunities or indemnities of the Institutional Trustee, the Litigation Trustees or the Sponsor under this Declaration may be made without the consent of such affected person.

         Section 13.02 Meetings of the Holder; Action by Written Consent.

                  (a) Meetings of the Holder may be called at any time by the Litigation Trustees to consider and act on any matter on which the Holder is entitled to act under the terms of this Declaration. The Litigation Trustees shall call a meeting of the Holder if directed to do so by the Holder. Such direction shall be given by delivering to the Litigation Trustees one or more calls in a writing stating that the signing Holder wishes to call a meeting and indicating the general or specific purpose for which the meeting is to be called.

                  (b) The following provisions shall apply to meetings of the
Holder:

                           (i) notice of any such meeting (with a copy to the Institutional Trustee) shall be given by the Litigation Trustees to the Holder at least 20 days and not more than 60 days before the date of such meeting.

         Whenever a vote, consent or approval of the Holder is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holder. Any action that may be taken at a meeting of the Holder may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holder. The Litigation Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Payment Trust within the time specified by the Litigation Trustees;

                           (ii) the Holder may authorize any Person to act for it by proxy on all matters in which the Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Payment Trust were a Delaware corporation and the Holder were stockholders of a Delaware corporation; each meeting of the Holder shall be conducted by the Litigation Trustees or by such other Person that the Litigation Trustees may designate; and

                           (iii) unless the Business Trust Act or this Declaration otherwise provides, the Litigation Trustees, in their sole discretion, shall establish all other provisions relating to meetings of the Holder, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by the Holder, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIV.
          REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

         Section 14.01 Representations and Warranties of The Institutional Trustee. The entity that acts as initial Institutional Trustee represents and warrants to the Payment Trust and to the Sponsor at the date of this Declaration, and the entity that acts as a Successor Institutional Trustee represents and warrants to the Payment Trust at the time of such entity's acceptance of its appointment as Successor Institutional Trustee, that:

                  (a) the entity is a corporation or banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States or a State thereof with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) the execution, delivery and performance by the entity of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the entity, and it constitutes a legal, valid and binding obligation of the entity, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law); and

                  (c) the execution, delivery and performance of this Declaration by the entity does not conflict with or constitute a breach of the charter or by-laws of the entity.

         Section 14.02 Representations and Warranties of the Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Payment Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Payment Trust at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

                  (a) the Delaware Trustee, if other than an individual, is duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law); and

                  (c) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Payment Trust the requirements of Section 3807 of the Business Trust Act.

                                  ARTICLE XV.
                                 MISCELLANEOUS

         Section 15.01 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Payment Trust, in care of the Litigation Trustees and Institutional Trustee at the addresses set forth below (or such other address as the Payment Trust may give notice of to the Holder and the Litigation Trust):

Jonathon K. Heffron, Litigation Trustee
Bank United Corp. Payment Rights Trust
c/o Bank United Corp.
3200 Southwest Freeway
Suite 2604
Houston, Texas 77027
Facsimile: (713) 543-7744
         with a copy to:

Salvatore A. Ranieri, Litigation Trustee
Bank United Corp. Payment Rights Trust
1140 Franklin Ave. Suite 201
Garden City, NY 11530
Facsimile: (516) 873-1155

         and to:

First Union Trust Company
Rodney Square
Suite 102
920 King Street
New Castle County
Wilmington, Delaware 19801
Attention: Corporate Trust Administration
Facsimile: (302) 888-7544

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holder and the Litigation Trust):

First Union Trust Company
Rodney Square
Suite 102
920 King Street
New Castle County
Wilmington, Delaware 19801
Attention: Corporate Trust Administration
Facsimile: (302) 888-7544

                  (c) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holder and the Litigation Trust).

First Union Trust Company
Rodney Square
Suite 102
920 King Street
New Castle County
Wilmington, Delaware 19801
Attention: Corporate Trust Administration
Facsimile: (302) 888-7544

                  (d) if given to the Litigation Trustees, at each mailing address set forth below (or such other address as the Payment Trust may give notice of to the Holder):

Jonathon K. Heffron, Litigation Trustee
Bank United Corp. Payment Rights Trust
c/o Bank United Corp.
3200 Southwest Freeway
Suite 2604
Houston, Texas 77027
Facsimile: (713) 543-7744

         and

Salvatore A. Ranieri, Litigation Trustee
Bank United Corp. Payment Rights Trust
1140 Franklin Ave. Suite 201
Garden City, NY 11530
Facsimile: (516) 873-1155

                  (e) if given to any Holder, at the address set forth on the books and records of the Payment Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver the same.

         Section 15.02 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that, to the fullest extent permitted by law, there shall not be applicable to the Payment Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of Trustee accounts or schedules of Trustee fees and charges, (b) affirmative requirements to post bonds for Trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to Trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of Trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this

Declaration. Section 3540 and, to the fullest extent permitted by applicable law, Section 3561, of Title 12 of the Delaware Code shall not apply to the Payment Trust.

         Section 15.03 Intention of Parties. It is the intention of the parties hereto that the Payment Trust be classified for United States federal income tax purposes as a grantor trust that is formed to hold the Commitment and liquidate the Commitment, as provided for herein. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         Section 15.04 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         Section 15.05 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

         Section 15.06 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         Section 15.07 Specific Performance. The Sponsor hereby agrees that the obligations imposed on it in this Declaration are special, unique and of an extraordinary character, and that, in the event of breach by the Sponsor, damages would not be an adequate remedy and the Sponsor shall be entitled to specific performance and injunctive and other equitable relief, including declaratory relief, in addition to any other remedy to which it may be entitled, at law or in equity; and the Sponsor hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

         Section 15.08 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Sponsor to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         Section 15.09 Consent To Jurisdiction and Service of Process. The Trustees, the Sponsor, and the Litigation Trust hereby consent to (i) the non-exclusive jurisdiction of the Courts of the State of Delaware and any Federal Court sitting in Wilmington, Delaware, and (ii) service of process by mail at their last known address.

         Section 15.10 Default Rules. Regardless of whether this Declaration specifically refers to particular Default Rules:

                  (a) if any provision of this Declaration conflicts with a Default Rule, the provision of this Declaration controls and the Default Rules is modified or negated accordingly,

                  (b) if it is necessary to construe a Default Rule as modified or negated in order to effectuate any provision of this Declaration, the Default Rule is modified or negated accordingly, and

                  (c) the fact that some Default Rules are referred to herein shall not limit the application of Sections 15.10(a) or (b) in those instances where no Default Rule has been referred to herein.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                   FIRST UNION TRUST COMPANY,
                                   as Delaware Trustee


                                   By: /s/ Edward L. Truitt, Jr.
                                       -----------------------------------------
                                   Name: Edward L. Truitt, Jr.
                                   Title: Vice President

                                   FIRST UNION TRUST COMPANY,
                                   as Institutional Trustee

                                   By: /s/ Edward L. Truitt, Jr.
                                       -----------------------------------------
                                   Name: Edward L. Truitt, Jr.
                                   Title: Vice President

                                   BANK UNITED CORP.,
                                   as Sponsor

                                   By: /s/ Randolph C. Henson
                                       -----------------------------------------
                                   Name: Randolph C. Henson
                                   Title: Senior Vice President

                                   /s/ Jonathon K. Heffron,
                                   ---------------------------------------------
                                   JONATHON K. HEFFRON, as Litigation Trustee

                                   /s/ Salvatore A. Ranieri,
                                   ---------------------------------------------
                                   SALVATORE A. RANIERI, as Litigation Trustee


                                   BANK UNITED LITIGATION CONTINGENT
                                   PAYMENT RIGHTS TRUST, by:

                                   /s/ Jonathon K. Heffron
                                   ---------------------------------------------
                                   JONATHON K. HEFFRON, as Litigation Trustee

                                   /s/ Salvatore A. Ranieri
                                   ---------------------------------------------
                                   SALVATORE A. RANIERI, as Litigation Trustee





   [Signature Page to Amended and Restated Declaration of Trust of Bank United
                          Corp. Payment Rights Trust]

                                     FIRST UNION TRUST COMPANY, as Institu-
                                     tional Trustee

                                     By: /s/ Edward L. Truitt, Jr.
                                         ---------------------------------------
                                     Name: Edward L. Truitt, Jr.
                                     Title: Vice President

                                     FIRST UNION TRUST COMPANY, as Delaware
                                     Trustee

                                     By: /s/ Edward L. Truitt, Jr.
                                         ---------------------------------------
                                     Name: Edward L. Truitt, Jr.
                                     Title: Vice President

















   [Signature Page to Amended and Restated Declaration of Trust of Bank United
                          Corp. Payment Rights Trust]